                                     LEASE

THIS LEASE dated as of the 21st day of March, 2002 by and Rivergate
Executive Park,GP heinafter called "Landlord"), and Roger Finchum Sr. DBA
Snapshot, Inc.(hereinafter called "Tenant")

WITNESSETH:

1. LEASED PREMISES: In consideration of the rents, terms, provisions and covenants of this Lease, Landlord does hereby lease and let unto Tenant, and Tenant does hereby hire, lease and take from Landlord, that area outlined in red on Exhibit A attached hereto and by this reference incorporated herein, and described as Suite A-5, containing approximately 1743 square feet,
(hereinafter called the "Leased Premises") at 907 Rivergate Parkway,
(hereinafter called the "Building"), in the City of Goodlettsville,
County of Davidson, State of Tennessee. (The term Building as it is used herein shall include the land and building(s) set forth and legally described on
Exhibit B attached hereto).

2. TERM: To have and to hold the Leased Premises for a term of 12 months commencing on the 1st day of April, 2002 through the 3Oth day of March-, 2003, (hereinafter called the "Term") upon the rentals and subject to the conditions set forth in this Lease. Except as hereinafter provided, Landlord shall deliver possession of the Leased Premises in the condition required by this Lease on or before the date hereinabove specified for commencement of the Term, but delivery of possession prior to such commencement date shall not affect the expiration date of this Lease. Failure of Landlord, due to a holding over by a prior tenant or time required for construction or delays due to strikes, acts of God, or any other causes beyond Landlord's control, to deliver possession of the Leased Premises by the date hereinabove provided, shall automatically postpone the date of commencement of the Term and shall extend the termination date by periods equal to that which shall have elapsed between and including the date hereinabove specified for commencement of the Term and the date on which possession of the Leased Premise; by the date hereinabove provided, shall automatically postpone the date of commencement of the Term and shall extend the termination date by periods equal to that which shall have elapsed between and including the date hereinabove specified for commencement of the Term and the date on which possession of the Leased Premises is delivered to tenant, and, in such event, Landlord shall not be liable or responsible for any claims. damages or liabilities in connection therewith or by reason thereof. Should the Term commence on a date other than the date hereinabove specified for commencement of the Term, Landlord and Tenant shall execute a ratification agreement which shall set forth the final commencement and termination dates. If Landlord permits Tenant to occupy any portion of the
Leased Premises prior to the commencement date of the Term, said occupancy shall be upon all of the terms, covenants and conditions of this Lease, other than the payment of rent, and Tenant agrees not to interfere with the completion of any improvements to the Leased Premises by Landlord which are required hereby.

3. USE:
The Leased Premises shall be used by Tenant solely for the following purposes: Office Use

4. RENT: Tenant agrees to pay to Landlord as base rental (hereinafter called "Base Rental") for the Leased Premises, without notice, setoff or demand, the said monthly installments to be due and payable by Tenant in advance at the address of Landlord as set forth in this Lease or at such other place as
Landlord may designate in writing from time to time. One monthly installment of rent shall be due and payable on the date of execution of this Lease by Tenant for the first month's rent, and a like monthly installment shall be due and payable on or before the first day of each calendar month during the Term, or any extension or renewal thereof. In the event the commencement date or the termination date of the Term falls on a date other than the first of a month, the rental for that partial month shall be prorated and adjusted accordingly.

Term           SF/rate        Per Month       Per  Annum
12  months     $11.02         $1,600.00       $19,200.00

Tenant  shall also pay to Landlord  as  additional  rent  hereunder
(hereinafter  called "Additional Rent") Tenant's prorata share of all increases in  taxes  on and  operating  expenses  of  the  Project,  and  of  all  special assessments upon tile Project, computed as follows:

(a) The net rentable area of the Leased Premises is 1743 square feet. The net rentable area of the Project is 49,144 square feet. Thus, the Lease Premises contain 4% percent (hereinafter called "Percentage Share") of the net rentable area of the Project, and the Tenant's share of increases in taxes and operating expenses, and of special assessments, hereunder shall be equal to said
Percentage Share thereof. If the net rentable area of the Project increases or decreases during the Lease Term, the Tenant's Percentage Share shall decrease or increase proportionately.

(b) For the purposes of this Paragraph 4, the term "Lease Year" shall mean the period of twelve (12) months or less, commencing with the Date of Commencement and ending on December 31 of the calendar year during which the Date of
Commencement occurs, each successive period of twelve (12) months thereafter during the Lease Term, and the final period of twelve (12) months or less, commencing on January 1 of the calendar year during which the Lease Term terminates and extending to the Date of Termination.

(c) In the event that the real estate and/or personal property taxes or any other taxes (excepting income taxes) payable with respect to the Project, or imposed upon the Project and/or Landlord in lieu of or in addition to ad valorem taxes upon the Project, and operating expenses incurred by Landlord during any Lease Year shall be greater than the actual expenses in (2002) Tenant shall pay to Landlord, As Additional Rent for the Lease Year in question, in accordance with Subparagraph (h) hereof, an amount equal to Tenant's Percentage
Share of increase.

(d) For the purposes of this Paragraph 4, the term "Operating Expenses" shall mean any and all costs and expenses incurred by Landlord with respect to the project, including but not limited to costs and expenses for the following:
gross salaries, wages, medical, surgical and general welfare benefits
(including group life insurance), and pension payments for employees engaged in the operation, maintenance and repair of the Project, payroll taxes, project electricity, gas, oil, water, sewer charges, trash and rubbish removal, heating, lighting, air conditioning, ventilation, casualty and liability insurance, repairs and maintenance, building, common area cleaning and, window cleaning, landscaping and lawn care, security parking area operation and maintenance, management fees, service contracts with independent contractors, telephone, telegraph supplies, stationery, advertising, and all other expenses paid in connection with the operation, maintenance and repair of the Project properly chargeable against income. For the purposes hereof, "Operating Expenses" shall not include depreciation on the Project, capital expenses of the project, debt service or leasing commissions.

(e) Landlord agrees to keep books and records reflecting the operating expenses of the Project in accordance with a standard method of accounting recognized and approved for maintaining accounts for properties similar to the
Project. After the end of each Lease Year, Landlord shall deliver to Tenant a statement of the operating expenses of the Project for said Lease Year and a computation of any Additional Rental payable by Tenant in accordance with the provisions of this Lease. For ten (10) days after receipt of such statement,
Tenant, or its authorized agent or representative, or a public accounting firm selected by it, shall have the right to inspect the books of the Landlord during normal business hours for the purpose of verifying the information in such statement. Unless Tenant asserts the existence of a specific error or errors therein, in writing, within thirty (30) days after such receipt, the
Statement shall be deemed to be correct and payable.

(f) Tenant shall also pay to Landlord, as Additional Rent for the Lease Year during which the same is payable, within fifteen (15) days after receipt by
Tenant of a statement therefore from Landlord, an amount equal to Tenant's
Percentage share of any special assessment for public betterments or improvements which may be levied upon the Project and any interest thereof which is not deductible from any condemnation award, or any installment thereof, which is payable during any such Lease Year. Landlord agrees to take the benefit of any statute or ordinance which permits the payment of any such assessment in installments, even though such installments may then bear interest.

(g) If the first Lease Year or the final Lease Year shall contain less than (12)
months, the Additional Rent payable under this Paragraph 4 for any such Lease
Year shall be prorated. Tenant's obligation to pay Additional Rent for the final Lease Year shall survive the termination of the Lease Term.

(h) The Base Rent provided for herein was determined, in part, on the basis of the costs and expenses of Landlord for operating, maintaining and repairing the
Project. The intent of this Paragraph 2 is to provide that Landlord shall not suffer loss of net income from rentals of the Project as the result of inflation or other increases in costs and expenses.

Any other sums payable by Tenant to Landlord under the terms of this Lease shall also be deemed to be Additional Rent payable hereunder. Tenant shall also pay to
Landlord, together with each installment of Base Rent, an amount equal to any gross receipts tax, sales tax or any similar tax (excluding net income taxes)
payable now or in the future by Landlord by reason of its receipt of Base Rent of Additional Rent hereunder.

5. SECURITY DEPOSIT: On the date of execution of this Lease by Tenant, there shall be due any payable by Tenant a Security Deposit in the amount of
$ 0 , to be held by Landlord as security for the performance by Tenant and
Tenant's covenants and obligations under this Lease, it being expressly understood that said Security Deposit shall not be considered an advance payment of rental or a measure of Landlord's damage in case of default by Tenant. Upon the occurrence of any default by Tenant, Landlord may, from time to time, without notice or prejudice to any other remedy, use said Security Deposit to the extent necessary to make good any arrears of rent or any other damage, injury, expense or liability caused to Landlord by such default. Any remaining balance of said Security Deposit shall be returned to Tenant upon satisfactory compliance with the terms set forth herein, and inspection and acceptance by
Landlord of the vacated Leased Premises. Tenant acknowledges and agrees that it will have no claim against any mortgagee, even though said mortgagee may have assumed the duties of Landlord, unless said mortgagee has previously acknowledged receipt of said Security Deposit.

6. LANDLORD IMPROVEMENTS: Landlord shall cause to be constructed the improvements as to the Leased Premises described on the specifications and floor plan attached hereto as Exhibit C, if any, and the costs of such improvements shall be allocated and paid as, when and to or by the party specified by said
Exhibit C. All such costs which are payable by Tenant shall be deemed to be additional rent hereunder. If no Exhibit C is attached hereto, Landlord shall have no obligation to make any improvements to or changes in the Leased
Premises. Taking of possession by Tenant of the Leased Premises shall be conclusively deemed to establish that any improvements required hereby have been completed and that the Leased Premises are in good and satisfactory condition and are in compliance with the terms of this lease, as of the date possession was so taken by Tenant. Landlord shall have the right to relocate
Tenant into other space within the Building, so long as said space is of equal or greater size, kind and quality to the Leased Premises. Landlord shall pay all actual, out-of-pocket costs of such physical relocation, but shall not be liable for any damages resulting from the interruption of Tenant's business or loss of income by Tenant as a result of said relocation. All terms and conditions of this Lease shall remain in full force and effect and shall be applicable to the space into which Tenant is so relocated (and not the Leased
Premises herein described) as if said new space were originally described herein as the Leased Premises.

7. UTILITIES AND SERVICES:

(a) Landlord agrees to furnish water at Landlord's cost. Landlord will maintain hot water heater, HV AC, system lighting, electrical system and all others mentioned in Paragraph 4 (d). Tenant will provide their electrical expenses and janitorial services in their premises.

(b) Landlord agrees to furnish heat during the usual heating season and air conditioning during the usual air conditioning season, during the hours between
8 o'clock A.M. and 6 o'clock P.M. weekdays which are not legal holidays and between the hours of 8 o'clock A.M. and 1 o'clock P.M. on Saturdays which are not legal holidays, as Landlord deems necessary, and as Landlord furnishes these services to the common areas and to other tenants in the Building.

(c) No temporary interruption or failure of such services incidental to the making of repairs, alterations or improvements, or due to accidents, strike or conditions or events not under Landlord's control, shall be deemed an eviction of Tenant or relieve Tenant from any of Tenant's obligations hereunder.

8. CARE OF LEASED PREMISES: Tenant agrees to keep the Leased Premises in as good condition or repair as they were in at the time Tenant took possession of the same, reasonable wear and tear excepted; to keep the Leased Premises in a clean, safe and sanitary condition; not to commit any nuisance or waist on the
Leased Premises, overload the Leased Premises or the electrical, water and/or plumbing facilities in the Leased Premises or the Building, or waste any of the utilities furnished by Landlord; and, if Tenant shall fail to keep and preserve the Leased Premises in the state and condition required by this Paragraph,
Landlord may, at its option, put or cause the same to be put into such condition and state of repair, and, in such case, Tenant, on demand, shall pay the cost thereof.

9. ADA COMPLIANCE: Tenant assumes all responsibility for compliance of the Leased Premises with any and all applicable laws, regulations and building codes governing non-discrimination and public accommodation laws and commercial facilities ("Public Accommodation Laws"), including without limitation, the requirements of the American's With Disabilities Act, 42 U.S.C. 12-101, Public
Accommodations Laws and all regulations and promulgations thereunder. Tenant shall complete any and all alterations, modifications, or improvements to the
Leased Premises necessary in order to comply with all Public Accommodation Laws during the Term of this Lease. Landlord shall be responsible for the compliance of the Building and adjoining property with the provisions of the ADA Act as same may be amended from time to time, excepting, however, the Leased Premises.
Each party agrees to indemnify and hold the other wholly harmless from and against any loss, costs, damages, expenses or liabilities, including reasonable attorneys' fees incurred by the nondefaulting party, arising out of or in connection with the default of such party under this Section 9.

10. HOLD HARMLESS: Landlord, its partners and representatives, shall not be liable to Tenant, or to Tenant's agents, servants, employees, customers or invitees, for any damage to person or property caused by any act, omission or neglect of Tenant, and Tenant agrees to hold Landlord harmless from all claims for any such damage. Tenant shall not be liable to Landlord, or to Landlord's, agents, servants, employees, customers or invitees, for any damage or neglect of
Landlord, and Landlord agrees to hold Tenant harmless from all claims for such damage.

11. UNLAWFUL USE: Tenant agrees not to occupy or use, or permit any portion of the Leased Premises to be occupied or used, for any business or purpose which is unlawful, disreputable, a nuisance, immoral or deemed to be extra-hazardous on account of risk of fire, or permit anything to be done therein which would in any way increase the rate of fire insurance coverage on the Building and/or its contents or would violate the provisions of any of the
Building's insurance policies.

12. COMPLIANCE WITH LAWS AND REGULATIONS: Tenant agrees to comply with all laws, statutes, ordinances, codes, orders, rules and regulations (state, federal, municipal, or promulgated by other agencies or bodies having any jurisdiction thereover) relating to the use, condition or occupancy of the
Leased Premises. Tenant shall not keep, store, use or dispose of, in, on, upon or from the Leased Premises and/or the Building, any toxic; or hazardous substance, waste or material, or any pollutant or contaminant, as those terms are used or defined in any federal state or local law, statutes, ordinance, code, order, rule or regulation applicable to the Lease Premises and/or the
Building, except in strict accordance and compliance with all applicable laws, statutes, ordinances, codes, orders, rules and regulations, and Tenant shall indemnify Landlord against, and shall hold Landlord harmless from, all actions, claims, costs, expenses, damages and liabilities, including but not limited to fines, penalties and/or costs of clean-up and/or detoxification, incurred by
Landlord as a result of the keeping, storage, use or disposal thereof, and/or as a result of the breach by Tenant of any of its agreements in this Paragraph set forth.

13. ENTRY BY LANDLORD: Landlord or its employees or agents shall have the right, without any diminution of rent or other charges payable hereunder by
Tenant, to enter the Leased Premises at all reasonable times for the purposes of exhibiting the Leased Premises to prospective tenants, lenders or purchasers, inspection, cleaning, repairing, altering or improving the same or the Building, curing defaults by Tenant, or any other reasonable business purpose, but nothing contained in this Paragraph entry shall be construed so as to impose any obligation on Landlord to make any repairs, alterations, or improvements. No such entry shall be deemed an eviction or trespass by Landlord.

14. ALTERATIONS: Tenant will not make any alterations, additions or improvements in or to the Leased Premises or add, subtract, or in any way change any locks, plumbing or wiring therein, without the prior written consent of Landlord as to the character of the alterations, additions, improvements, subtractions or changes to be made to the Leased Premises. Tenant agrees that any alterations, additions, improvements, subtractions and changes made pursuant to such consent shall be made in accordance with the plans therefore consented to by Landlord, in conformance with all applicable laws, statutes, ordinances, codes, orders, rules and regulations, and at Tenant's sole cost and expense, and Tenant shall save and hold harmless Landlord and the Leased
Premises from any mechanics' or materialmen's liens resulting therefrom.

15. SIGNS: Tenant agrees that no signs or other advertising material shall be erected, attached or affixed to any portion of the interior or exterior of the Building without the express prior written consent of Landlord.

16. COMMON AREAS: Tenant agrees that the use of all corridors, passageways, toilet rooms, parking areas and landscaped areas in and around the Building, by Tenant or Tenant's employees, visitors or invitees, shall be subject to such rules and regulations as may from time to time be made and amended by Landlord for the safety, comfort and convenience of the owners, occupants, tenants and invitees of the Building. In addition to the Leased
Premises, Tenant shall have the right of non-exclusive use, in common with others, of (a) general automobile parking areas, driveways and walkways, (b)
loading facilities, and (c) other common facilities as may be from time to time constructed and available to Tenants in the Building, all to be subject to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by Landlord all of which shall be deemed to be a part of this Lease.

17. QUIET ENJOYMENT: Landlord does hereby warrant that, subject to the terms and conditions hereof, Tenant shall peacefully have, hold and enjoy the
Leased Premises during the full Term and any extension or renewal thereof.

18. ASSIGNMENT AND SUBLETTING: Tenant agrees not to assign this Lease or sublet or license the Leased Premises or any part thereof, whether by voluntary act, operation of law or otherwise, without the specific prior written consent of Landlord in each instance. If Tenant is a corporation, partnership, joint venture or trust, any merger, consolidation, liquidation, dissolution, termination or change in control of Tenant shall be deemed to be assignment of this Lease by Tenant and shall require the consent of Landlord. No assignment, sublease or license shall release Tenant from any obligations under this Lease. Any rent or other sum received by Tenant under or in consideration for any such assignment, sublease, or license, which exceeds the rent payable by Tenant hereunder, shall be paid over by Tenant to Landlord as additional rent hereunder; the intent of this provision being to prevent Tenant from profiting financially from any such assignment, sublease or license.

19. LOSS BY CASUALTY: If the Building is damaged or destroyed by fire or other casualty, Landlord shall have the right to terminate this Lease, provided it gives written notice thereof to Tenant within ninety (90) days after such damage or destruction, and the rent shall be abated for the unexpired portion of the Term effective as of the date of such damage or destruction. If a portion of the Leased Premises is damaged by fire or other casualty, and
Landlord does not elect to terminate this Lease, Landlord shall, at its expense, proceed with reasonable diligence to restore the Leased Premises to as near the condition in which they existed immediately prior to such damage or destruction, as is reasonably possible, and the rentals shall abate during such period of time as the Leased Premises bears to the entire Leased Premises.

20. INSURANCE WAIVER OF SUBROGATION: Landlord is not an insurer of Tenant, its agents, servants, employees, customers, invitees or property and will not carry insurance thereon. Tenant shall carry and maintain, during the entire
Term, and any extension or any renewal thereof, at Tenant's sole cost and expense, comprehensive general public liability insurance covering the Leased
Premises and the conduct and operation of Tenant's business therein, insuring against the risks of death, personal injury, bodily injury and property damage, liability, with limits of not less than $1,000,000.00 for the death of or injury to one (1) person, $3,000,000.00 for the deaths of or injury to more than one
(1) person arising out of a single accident or occurrence, and $500,000.00 for property damage arising out of a single accident or occurrence, as well as insurance covering Tenant's property located within the Leased Premises against loss by fire, extended coverage risks, theft, malicious mischief and vandalism in an amount equal to the full insurance value thereof. Such liability insurance shall contain an endorsement by which the insurer extends the coverage thereunder to include the contractual liability of Tenant arising by virtue of the hold harmless and indemnity provisions of this Lease, and shall include both
Tenant and Landlord as named insured. Said insurance shall be primary and non-contributory with any insurance maintained by Landlord. All insurance required and licensed to do business in the state in which the Leased Premises are located. Tenant shall deliver to Landlord, a policy or policies of said insurance or a certificate thereof, with evidence of premium payment attached thereto, prior to the commencement of the Term, and thereafter not less than ten (10) days prior to the expiration of said policy or policies. Said policy or policies shall provide that the same cannot be canceled, terminated, modified or amended without at least ten (10) days' prior written notice to Landlord. Tenant shall promptly notify Landlord of any injury, death, damage or loss occurring on or about the Leased Premises, whether or not covered by any of such insurance.
Anything in this Lease to the contrary notwithstanding, Landlord and Tenant hereby waive and release each other of and from any and all rights of recovery, claim(s), action(s) or causes of action against each other, their agents, officers and employees, for any loss or damage that may occur to the Leased
Premises, the Building, or personal property within the Building (Building contents), by reason of fire, casualty or the elements, regardless of cause or origin, including negligence of Landlord or Tenant and their agents, officers and employees. Each party to this Lease agrees immediately to give each insurance company which has issued to its policies of fire and extended coverage insurance written notice of the terms of the mutual waiver as contained in this
Paragraph, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverage by reason of the mutual waivers contained in this Paragraph. To the extent the provisions of this
Paragraph 18 are inconsistent with any other provision of this Lease, this
Paragraph l8 shall control.

If any increase in the fire and extended coverage premiums paid by Landlord for the Building is caused by Tenants use and occupancy of the Lease Premises, then
Tenant shall pay as additional rent the amount of such increase to Landlord.

21. CONDEMNATION: If, during the Term, or any extension or renewal thereof, all or a substantial part of the Leased Premises or the Building is taken or condemned for any public purpose, and if the taking would prevent or materially interfere with the use of the Leased Premises for the purpose for which they are being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority. Notwithstanding the foregoing,
Landlord may elect to relocate Tenant to other space within the Building, as permitted by Paragraph 5 hereof. If this Lease is not so terminated, and if
Tenant is not so relocated, Landlord shall, at its expense, proceed with reasonable diligence to restore the Leased Premises as nearly as possible to the condition in which they existed immediately prior to such taking, and the rentals shall abate during such period of time as the Leased Premises are untenantable, in the proportion that the untenantable portion of the Leased
Premises bears to the entire Leased Premises. Tenant shall have no claim to the condemnation award.

22. NON-PAYMENT OF RENT, DEFAULTS: If any one or more of the following occurs: (1) a rent payment or any other payment due from Tenant to Landlord shall be and remain unpaid in whole or in part for more than ten (10) days after the same is due and payable; (2) Tenant shall violate or default on any of the other covenants, agreements, stipulations or conditions herein, and such violation or default shall continue for a period of ten (10) days after written notice from Landlord of such violation or default; (3) if Tenant vacates or abandons the Leased Premises; or (4) if Tenant shall commence or have commenced against Tenant proceedings under a bankruptcy, receivership, insolvency or similar type of action, then it shall be optional for Landlord to declare this
Lease terminated and the Term ended, and to re-enter the Leased Premises, with or without process of law, using such force as may be necessary to remove all persons or chattels therefrom, (which after ten (10) days shall be deemed to be abandoned). Landlord may store any such abandoned chattel, at Tenant's expense, or may sell or dispose of the same at public or private sale and use the proceeds to pay costs of removal and storage and to compensate Landlord for losses suffered by Landlord as a result of Tenant's default. Landlord shall not be liable for damages by reason of such re-entry or termination; but notwithstanding re-entry by Landlord or termination of this Lease the liability of Tenant for the rent and all other sums provided for herein shall not be relinquished or extinguished for the balance of the stated Term. At Landlord's option, Landlord may elect not to terminate this Lease and may relet the Leased
Premises for the benefit of Tenant, applying the net proceeds of such reletting, after deducting all costs and expenses of reletting, including but not limited to leasing commissions and the cost of tenant improvements, against Tenant's continuing obligation for the payment of rentals hereunder. In addition, Landlord may accelerate and declare due and payable in full all Base
Rental reserved hereunder for the remainder of the stated Term, which right of acceleration is granted in lieu of payment by Tenant of all Base Rental in advance at the commencement of the Term. Finally, at Landlord's option, Landlord may elect to itself cure any such default at the cost and expense of Tenant.
Tenant shall be responsible for, in addition to the rental other sums agreed to be paid hereunder, such additional sums as any court may adjudicate as reasonable attorney fees in any suit or action instituted by Landlord to enforce the provisions of this Lease, or to collect the rentals due Landlord hereunder.
Tenant shall also be liable to Landlord for the payment of interest at the highest permissible rate of interest allowed under the usury statutes of the
State of Tennessee, or, in case no such maximum rate of interest is provided, at the rate of 12 percent per annum, on all rentals and other sums due Landlord hereunder not paid within ten (10) days from the date same become due and payable.

To compensate Landlord for the time and expense involved in collecting delinquent rents, if Tenant fails to pay any Base Rental or additional rent as and when due hereunder, Tenant shall forthwith pay to Landlord a late charge of
10% of the rent.

23. SURRENDER: On the last day of the Term or on the sooner termination thereof in according with the terms hereof, Tenant shall peaceably surrender the
Leased Premises in good condition and repair consistent with Tenant's duty to make repairs as provided for in this Lease. On or before said last day, Tenant shall, at its expense, remove all of its personal property, furnishings and equipment from the Leased Premises, repairing any damage caused thereby, and any property not so removed shall be deemed abandoned. All alterations, additions and fixtures, other than Tenant's equipment, which have been made or installed by either Landlord or Tenant upon the Leased Premises shall remain as
Landlord's property and shall be surrendered with the Leased Premises as a part thereof, or shall be removed by Tenant, at the option of Landlord, in which event Tenant shall at his expense repair any damage caused thereby. If the
Leased Premises are not surrendered at the end of the Term or the sooner termination thereof, Tenant shall indemnify landlord against loss or liability resulting from delay by Tenant in so surrendering the Leased Premises, including without limitation claims made by any succeeding tenant founded on such delay. Tenant shall promptly surrender all keys for the Leased Premises to
Landlord at the place then fixed for payment of rental and shall inform Landlord of combinations on any locks and safes in the Leased Premises.

24. WAIVER: Failure of Landlord or Tenant to declare any default in connection therewith, shall not waive such default, but Landlord or Tenant shall have the right to declare any such default at any time thereafter express waiver shall affect the time and to the extent therein stated. Acceptance by Landlord of rentals while Tenant is in default shall not affect such defaults.

25. HOLDING OVER: In the event of holding over by Tenant after the expiration or termination of this Lease, the hold over shall be as a Tenant at will and all of the terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Landlord as Base Rental for the period of such hold over an amount equal to one and one half the Base Rental which would have been payable by Tenant had the hold over period been a part of the original Term. Tenant agrees to then vacate and deliver the Leased Premises to Landlord upon Tenant's receipt of written notice from Landlord to vacate. The rental payable during the hold over period shall be payable to Landlord on demand. No holding over by Tenant, with or without consent of Landlord, shall operate to extend this Lease except as herein otherwise expressly provided.

26. SUBORDINATION TO MORTGAGE: Tenant agrees that this Lease shall be subordinate to any first mortgage that may now or hereafter be placed upon the
Building or any part thereof, and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof; provided the mortgagee named in such mortgage shall agree to recognize this Lease in the event off foreclosure, if Tenant is not in default. In confirmation of such subordination, Tenant shall promptly execute and deliver any instrument, in recordable form, as may be required by landlord's mortgagee.
In the event of any mortgagee electing to have this lease be a prior encumbrance to its mortgage, then and in such event, upon such mortgagee notifying Tenant to that effect, this Lease shall be deemed prior in encumbrance to said mortgage, whether this Lease is dated prior to or subsequent to the date of said mortgage, whether this Lease is dated prior to or subsequent to the date of said mortgage. This Lease shall not be recorded in the public real estate records.

27. ESTOPPEL CERTIFICATES: Tenant agrees, at Landlord's request, to promptly execute either an estoppel certificate addressed to any mortgage of
Landlord or any purchaser of Landlord's interest, or a third party agreement among Landlord, Tenant and such mortgagee(s) or purchaser(s) certifying as to such facts (if true) and agreeing to such notice provisions and other matters as may be reasonably required by Landlord or Landlord's mortgagee or purchaser.
Tenant hereby irrevocably appoints Landlord its attorney-in-fact to execute on behalf of Tenant any document which Tenant is, obligated by this Lease to execute, if Tenant does not execute and deliver any such document to Landlord within ten (10) days after a written request by Landlord that it do so.

28. ATTORNEYS' FEES: In the event Landlord places the enforcement of this
Lease or any part thereof, or the collection of any rent due or to become due hereunder, or recovery of possession of the Leased Premises in the hands of an attorney, or files suit upon the same, Tenant shall pay the Landlord's reasonable attorneys' fees and count costs as any court shall deem reasonable and equitable, provided that judgment is rendered in favor of Landlord or
Landlord otherwise prevails.

29. NOTICES: All rent and other payments required to be made by Tenant shall be payable to Landlord at the addresses set forth below, or any other address Landlord may specify from time to time by at least ten (10) days' prior written notice delivered to Tenant. All payments required to be made by Landlord to Tenant shall be payable to Tenant at the address set forth below, or at any other address within the United States as Tenant may specify from time to time by at least ten (10) days' prior written notice. Any written notice or document required to permitted to be delivered by this Lease shall be deemed to be delivered (whether or not actually received) when deposited in the United States mail, postage paid, certified mail, return receipt requested, addressed to the parties at their respective addresses set out below.

REMIT RENTAL PAYMENT TO:

     RIVERGATE EXECUTIVE PARK, GP
     C/O BROKER HEADQUARTERS GROUP
     1994 GALLATIN ROAD N. SUITE 308
     MADISON,  TN. 37115

LEGAL  NOTICES

     TENANT                              LANDLORD
     SNAPSHOT,  INC.                     RIVERGATE EXECUTIVE PARK, GP
     ROGER FINCHUM SR.                   C/O BROKER HEADQUARTERS GROUP
     242 WEST MAIN STREET                1994  GALLATIN  ROAD N. SUITE 308
     HENDERSONVILLE,  TN.  37075         MADISON,  TN 37115

30. SUCCESSORS AND ASSIGNEES: This lease shall be binding upon and inure to the benefit of Landlord, its successors and assignees and shall be binding upon and inure to the benefit of Tenant, its successors, and to the extent assignments may be approved by Landlord hereunder, Tenant's assignees.

31. RIGHTS CUMULATIVE: GOVERNING LAW: All rights and remedies of Landlord under this Lease shall be cumulative and none shall exclude any of the rights or remedies allowed by law; and this Lease is declared to be a legal contract, and all of the terms hereof shall be construed according to the laws of the State of Tennessee.

32. COMMISSION: Tenant will defend Landlord against, indemnify it against, and hold it harmless from, any claim for a broker's or finder's fee or commission claimed as having been earned as a consequence of this Lease being entered into as a result of any agreement or association Tenant had with the claimant.

33. DEFAULT BY LANDLORD: If Landlord fails to perform any agreement by
Landlord to be performed hereunder within a reasonable time after written notice from Tenant requesting performance of the same, and said failure continues for ten (10) days after a second written notice from Tenant, notifying Landlord of
Tenant's intent to terminate this Lease, as a result of said failure, Tenant may treat this Lease as terminated and may vacate the leased Premises. All rent shall be prorated as of a date ten (10) days after the date on which said second notice was given. Tenant shall have no right to abate or to offset against rents not expressly provided for herein. Landlord shall not be personally liable for any non-performance or default by Landlord hereunder, and any obligation of
Landlord to pay money or other consideration to Tenant of any kind shall be satisfied solely from Landlord's estate and interest in the Leased premises and the Building, or the proceeds thereof, and Tenant covenants and agrees that it will look solely to said estate and interest for the satisfaction of any right or remedy which it may have for the collection of money or other consideration from Landlord, by judicial process or otherwise, and that no other property of
Landlord or of its principals, disclosed or undisclosed, shall be subject to levy, execution, judgment or other enforcement procedures for the satisfaction of Tenant's claims hereunder or with respect hereto or to the Leased Premises.

34. ASSIGNMENT BY LANDLORD. SALE OF BUILDING. CLAIMS BY TENANT: Landlord may at
any time, and as often as Landlord may desire, assign or reassign its rights and interest in this Lease, absolutely or as security, without the consent of
Tenant. If the Building is sold or leased, subject to this Lease, and the
Landlord's interest in this Lease is assigned to and assumed by the purchaser or Tenant, Landlord shall be relieved of all of its duties, liabilities and obligations to Tenant hereunder, including but not limited to Landlord's obligation to refund any security Deposit, from and after the date of said assignment and assumption, and Tenant shall look solely to said purchaser or
Tenant for the performance of said obligations from and after said date.

35. RIGHT TO RELOCATE: In the event the Leased Premises contain less than 3,000 square feet of Rentable Area, Landlord reserves the right, at its option and upon giving thirty (30) days prior written notice to Tenant, to relocate Tenant from the Leased Premises to any other available office space (the "Substitution
Space") within 10% of the size of the demised premises and equivalent rent in the
Building. Tenant shall accept possession of the Substitution Space in its "as is" condition; provided, however, Tenant shall have the option to require
Landlord to alter the Substitution Space in the same manner as the presently
Leased Premises were altered or were to be altered. Such option shall be exercised, if at all, by notice from Tenant to Landlord within five (5) days after the aforesaid notice from Landlord to Tenant of such proposed relocation;
otherwise such option in favor of Tenant shall be null and void. Tenant shall not have the right to exercise such option at any time when Tenant is in default under any of the terms, covenants, conditions, provisions or agreements of this
Lease. If such option is validly so exercised by Tenant, Tenant shall continue to occupy the presently Leased Premises (upon all of the terms, covenants, conditions, provisions and agreements of this Lease, including the covenant for the payment of Rent) until the date on which landlord shall have substantially completed said alteration work in the Substitution Space. Tenant shall move from the presently Leased Premises into the Substitution Space immediately upon the date of such substantial completion by Landlord and shall vacate and surrender possession to Landlord of the presently Leased Premises on such date and if Tenant continues to occupy the presently Leased Premises after such date, then thereafter, during the period of such occupancy, Tenant shall pay Rent for the presently Leased Premises, in addition to the Rent for the
Substitution Space. With respect to said alteration work in the Substitution
Space, if Tenant requests materials or installations other than those originally installed by Landlord, or if Tenant shall make changes in the work (such non-original materials or installations or changes being subject to Landlord's written approval), and if such non-original materials or installments or changes shall delay the work to be performed by Landlord, or if Tenant shall otherwise delay the substantial completion of Landlord's work, the happening of such delays shall in no event postpone the date for the commencement of the payment of Rent for said Substitution Space, beyond the date on which such work would have been substantially completed but for such delay, and, in addition, Tenant shall continue to pay Rent for the presently Leased Premises until it vacates and surrenders same as aforesaid. Landlord at its discretion may substitute materials of like quality for the materials originally utilized. If Landlord exercises this relocation right, Landlord shall reimburse Tenant for Tenant's reasonable out-of-pocket expenses for moving Tenant's furniture, equipment, supplies and telephones and telephone equipment from the presently Leased
Premises to the Substitution Space. Upon any such relocation, the description of the Leased Premises set forth in this Lease shall, without further act on the part of Landlord or Tenant, be deemed amended so that the Substitution Space shall, for all intents and purposes, be deemed the Leased Premises hereunder and all of the terms, covenants, conditions, provisions and agreements of this
Lease shal1 continue in full force and effect and shall apply to the
Substitution Space.

36. GENERAL: This Lease does not create the relationship of principal and agent or of partnership or of joint venture or of any association between
Landlord and Tenant, the sole relationship between Landlord and Tenant being that of Landlord and Tenant. Each term and each provision of this lease performable by Tenant shall be construed to be both a covenant and a condition.
The marginal or topical headings of the several Paragraphs hereof are for convenience only and do not define, limit or construe the contents of such
Paragraphs. All preliminary negotiations are merged into and incorporated in this Lease, which includes the entire agreement and understanding of the parties hereto with respect to the Leased Premises and the Building. No warranties, representations, promises, inducement, waivers or agreements by Landlord with respect to the leased Premises or the Building shall be binding upon Landlord unless herein expressly set forth. This Lease can only be modified or amended by an agreement in writing signed by the parties hereto. If any provision hereof is found to be void, invalid or unenforceable, said finding shall not limit, impair or affect the validity or enforceability of any other provision hereof, and all of said other provisions shall remain in full force and effect. All terms used herein shall include the plural as well as the singular, and words of any gender shall include all genders and shall apply to all persons, parties and legal entities. If 1renant is comprised of more than one person, party or entity, the liability hereunder of all persons, parties and entities which comprise Tenant shall be joint and several. Time is of the essence hereof.

LANDLORD                                  TENANT
(Landlord)                                (Tenant)

By: James A. Martens                      By Snapshot Inc. Roger D. Finchum Sr.
/s/ James A. Martens                      /s/ Roger D. Finchum Sr.
Its: Managing GP                          Its: Chief Executive Officer
Date: March 28, 2002                      Date: March 28, 2002

RULES AND REGULATIONS

Rule 1. No sign, picture, advertisement, or notice shall be displayed, inscribed, painted or affixed, on any part of the outside or inside of said building, or on or about the premises hereby demised, except on the glass of the doors and windows of said premises and on the Directory Board of the building, and then only of such color, size, style and materials as shall be first specified by the Landlord in writing on this lease. No "For Rent" signs shall be displayed by the Tenant, and no showcases, or obstructions, signs, flags, barber poles, statuary, or any advertising device of any kind whatever shall be placed in front of said building or in the passageways, halls, lobbies, or corridors thereof by the Tenant; and the Landlord reserves the right to remove all such showcases, obstructions, signs, flags, barber poles, statuary or advertising devices and all signs other than those provided for, without notice to the Tenant and at his expense.

Rule 2. The Tenant shall not, without the Landlord's written consent, put up or operate any steam engine, boiler, machinery or stove upon the premises, or carry on any mechanical business thereon, or do any cooking thereon, or use or allow to be used upon the demised premises oil, burning fluids, camphene, kerosene for heating, warning or lighting, or anything (except gas or incandescent electric lights, and those only of such company or companies as may be supplying the building) for illuminating said premises. No article deemed extra hazardous on account of fire and no explosives shall be brought into said premises.

Rule 3. No additional locks shal1 be placed upon any doors of the premises.
Upon the termination of the lease the Tenant shall surrender to the Landlord all keys of the premises.

Rule 4. Safes, furniture, boxes or other bulky articles shall be carried into the premises only with written consent of the Landlord first obtained, and then only by means of the elevators, by the stairways or through the windows of said building as the Landlord may in writing direct, and at such times and in such manner and by such persons as the Landlord may direct.  Safes and other heavy articles shall be placed by the Tenant in such places only as may be first specified in writing by the Landlord, and any damage done to the building or to tenants or to other persons taking a safe or other heavy article in or out of the demised premises, from overloading a floor, or in any other manner shall be paid for by the Tenant causing such damage.

Rule 5. Elevator service and/or self-service elevator will be furnished by the landlord daily whenever said service shall, in the Landlord's judgment, be required for the proper occupation and use of said premises. Heat will be furnished by Landlord daily for the comfortable occupancy and use of said premises. Air conditioning will be furnished by Landlord daily as required for the comfortable occupancy and use of said premises.

Rule 6. The Landlord will fulfill janitor service in said demised premises only to the extent generally furnished by Landlord in the building in which demised premises are located. Any person employed by the Tenant to do janitor work, shall, while in said building and outside of said demised premises, be subject to and under the control and direction of the Superintendent of said building (but not as agent or servant of said Superintendent or of the
Landlord).
The Landlord may retain a pass key to the premises and be allowed admittance thereto at all times to enable its representatives to examine said premises from time to time.

Rule 7. The Landlord and its agents shall have the right to enter the demised premises at all reasonable hours for the purpose of examining or exhibiting the same.

Rule 8. The Landlord, and its agents, shall have the right to enter the demised premises at all reasonable hours for the purpose of making any repairs, alterations, or additions which it or they shall deem necessary for the safety, preservation, or improvement of said premises of said building, and the Landlord shall be allowed to take all material into and upon said premises that may be required to make such repairs, improvements and additions, or any alterations for the benefit of the Tenant without in any way being deemed or held guilty of an eviction of the Tenant; and the rent reserved shall in no wise abate while said repairs, alterations, or additions, and improvements shall be done during ordinary business hours.

Rule 9. If the Tenant desires telegraphic or telephonic connections, or the installation of any other electrical wiring, the Landlord will, upon receiving a written request from the Tenant, direct the electricians as to where and how the wires are to be introduced and run, and without such directions no boring, cutting or installations of wires will be permitted.

Rule 10. The Tenant shall not allow anything to be placed against or near the glass in the partitions, between the premises leased and the halls or corridors of the building, which shall diminish the light in, or prove unsightly from the halls or corridors.

Rule 11. No electric current, intended for light or power purposes, shall be used by the tenants, excepting that furnished or approved by the Landlord; nor shall electric or other wires be brought into the premises, except upon the written consent and approval of the Landlord.

Rule 12. The Tenant, when closing his office for business at any time, shall see that all windows are closed, thus avoiding possible damage from fire, storm, rain or freezing.

Rule 13. The Tenant shall not allow anything to be placed on the outside window ledges of the premises, nor shall anything be thrown by the Tenant, or his employees, out of the windows of the building; now shall they undertake to regulate the thermostats, if any, which control the heat or air conditioning.

Rule 14. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

Rule 15. No bicycle or other vehicle, and no animal shall be brought into the offices, halls, corridors, elevators or any other parts of said building, by the
Tenant, his agents or employees.

Rule 16. No person shall disturb the occupants of this or any adjoining building premises by the use of any musical instruments, unseemly noises, whistling, singing or in any other way.

Rule 17. The premises leased shall not be used for lodging or sleeping, nor for any immoral or illegal purposes or for any purpose that will damage the premises.

Rule 18. The entrances, corridors, passages, stairways and elevators shall be under the exclusive control of the Landlord and shall not be obstructed, or used by the Tenant for any other purpose than ingress and egress to and from the leased premises.